UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2024

NAUTICUS ROBOTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40611	87-1699753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17146 Feathercraft Lane, Suite 450, Webster, TX 77598

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 942-9069

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KITT	The Nasdaq Stock Market LLC
Warrants	KITTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 28, 2024, the board of directors of Nauticus Robotics, Inc. (the “Company”) appointed Victoria Hay as the Company’s “principal accounting officer.” Mrs. Hay, 40, has been the Company’s Interim Chief Financial Officer since her appointment in December 2023. Mrs. Hay, 40, has been the co-owner and President of Flexible Consulting, LLC, a financial and accounting consulting firm, since May 2021. In her capacity as President of Flexible Consulting, LLC, Mrs. Hay has acted as a financial and accounting advisor for numerous companies, including acting as contracted Chief Financial Officer of Enovate, an AI company focused on the oil and gas sector. Prior to her time at Flexible Consulting, LLC Mrs. Hay was at Weatherford International plc (NASDAQ: WFRD) from 2008 to May 2021 in accounting and finance roles of increasing seniority, most recently as the Senior Director – Global Accounting and Reporting Services. Mrs. Hay began her career as a finance analyst with Morgan Stanley. Mrs. Hay is a CIMA chartered accountant and has a BSC(Hon) in Biotechnology with a Management emphasis from Edinburgh University.

Ms. Hay’s compensation did not change as a result of her appointment as principal accounting officer. There is no arrangement or understanding between Mrs. Hay and any other person pursuant to which she was selected to be principal accounting officer and there is no family relationship between Mrs. Hay and any of the Company’s directors, executive officers, or any person nominated or chosen by the Company to become a director or executive officer, other than herself in her current role as Interim Chief Financial Officer.

Since January 2023, the Company has engaged Flexible Consulting, LLC, where Mrs. Hay is President and which she co-owns, to provide it with accounting and finance services relating to its quarterly reporting and mergers/acquisition activity. The total value of services provided by Flexible Consulting, LLC to the Company during this engagement is approximately $496,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2024	Nauticus Robotics, Inc.

	By:	/s/ Nicholas J. Bigney
		Name:	Nicholas J. Bigney
		Title:	General Counsel

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